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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 11, 2003

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)


     90 Linden Oaks, P.O. Box 30682, Rochester, New York      14603-0682
     ---------------------------------------------------     -------------
              (Address of Principal Executive Offices)        (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850




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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a)     Financial Statements of Business Acquired.

        None

(b)     Pro-Forma Financial Information.

        None

(c)     Exhibits

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
         Exhibit No.       Description
         -----------       -----------
         99.1              Certification of Principal Executive Officer
                           pursuant to 18 U.S.C. Section 1350.

         99.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350.


Item 9. Regulation FD Disclosure

On February 11, 2003, Pro-Fac Cooperative, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2002. The Report was accompanied by the certifications of Mr. Stephen R. Wright, as principal executive and principal financial officer of the Company under Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the certifications required under Section 906 of the Sarbanes-Oxley Act are attached hereto as Exhibits 99.1 and 99.2.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     PRO-FAC COOPERATIVE, INC.



Date: February 11, 2003              By:    /s/ Stephen R. Wright
                                            ------------------------------------
                                            Stephen R. Wright, General Manager
                                              and Secretary
                                            (Principal Executive Officer and
                                            Principal Financial Officer)








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                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      ------------
99.1             Certification of Principal Executive Officer pursuant to 18
                 U.S.C. Section 1350.

99.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350.









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